EXHIBIT 10.4
                                                                    ------------

"CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION."


                                LICENSE AGREEMENT
                               (this "Agreement")
                              Dated: March 31, 1999
                                     Between


WORLDWIDE INFORMATION, INC.                           FIRST AMERICAN REAL ESTATE
                                     - And -                SOLUTIONS, LLC,
a corporation within the state of                 a California limited liability
        Massachusetts                                          company.
        ("Licensee")                                          ("FARES")


                                    RECITALS

1. FARES maintains a database of information gathered from real estate public records and other sources for various counties in the United States.

2. The parties desire that FARES grant Licensee a license to use certain Licensed Data as provided herein.

     NOW THEREFORE In consideration of the promises and other good and valuable consideration had and received, FARES and licensee hereby agree as follows:

1. DEFINITIONS

In addition to the terms defined above, the following terms will have the meanings specified below when used in this Agreement with initial capital letters:

     (a)   Fees: As defined in Section 4.1 hereof.

     (b)   Licensed Data: The data described in Appendix A, Part A, hereto.

     (c) Permitted Applications: The applications set forth in Appendix A, Part B hereto.

     (d) Processor: An entity independent of Licensee which processes data on behalf of Licensee.

     (e) Term; Initial Term: The Initial Term and any Renewal Term. Subject to the termination provisions of Article 7, the Initial Term of this Agreement ("Initial Term") is the period described in Appendix A, Part C hereto. This Agreement shall have no Renewal Term unless otherwise specified in Appendix A, Part C.

     (f) Sublicensing: The redistribution of data, in whole or in part, alone or in combination with other products or services Licensee may offer, through any individual or company which has been licensed as a distributor of the data by FARES. This includes, but is not limited to, distribution of the data on magnetic media, by electronic transmission, or through gateway relationships linking on-line services.





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2. GRANT OF LICENSE

2.1 License: Subject to the reservations of rights and exceptions set forth herein, FARES hereby grants Licensee during the Term the non-exclusive right to use the Licensed Data only for the Permitted Applications, with no right to provide such data to any other party or to sublicense such data unless otherwise provided in Appendix A, Part B. Except as expressly provided in the limited license provided herein. FARES reserves all rights in and to: (i) the Licensed Data; (ii) all underlying data, compilations and information gathered, compiled or published by FARES in connection with its creation and preparation of the Licensed Data; (iii) all other data, compilations and publications created, prepared or authored by FARES not consisting of the Licensed Data, and (iv) all copyrights and other proprietary rights in any of the foregoing.

3. DELIVERY OF DATA AND FORMAT

3.1 Initial File: FARES will deliver to Licensee one copy of the Licensed Data on or before the date specified in Appendix A, Part D.

3.2 Updates: FARES will provide Licensee with an update of the Licensed Data in accordance with the schedule set forth in Appendix A, Part D.

3.3 Shipping Address: FARES will ship the initial file and all updates to Licensee at the address specified in Appendix A, Part D.

3.4 Format and Layout: FARES will furnish the Licensed Data on magnetic tape in IBM compatible format, and In the record layout sex forth on Appendix B.

4. FEES

4.1 Consideration: In consideration of the rights granted Licensee hereunder, Licensee will pay FARES the Fees described in Appendix A, Part E hereto ("Fees").

4.2 Report and Payment of Royalties: If the Fees include royalty payments, the following provisions will apply:

(a) Report: Within thirty (30) days after the end of each calendar month, Licensee will provide FARES a detailed and accurate statement of the calculation of all such royalty payments earned with respect to such month, together with payment thereof.

(b) Audit: Licensee will maintain current, accurate and complete books and records relating to its usage of the Licensed Data and all payments due FARES hereunder. FARES or its designee (which may be a certified public accountant chosen by FARES) may, at any time while this Agreement is in effect and for a period of six months thereafter, require Licensee to provide a certified statement prepared by a certified public accountant, at Licensee's expense, verifying the accuracy of records relating to Licensee's usage of the Licensed Data and all payments due FARES. If such certified statement indicates any errors in Licensee's records, FARES, or its designee, may, on reasonable advance notice to Licensee and during reasonable business hours, examine, inspect and audit such books and records and any source documents pertaining thereto far the limited purpose of verifying the accuracy of Licensee's reports and the amounts due hereunder, FARES, or Its designee, may, during the course of such examination, review or audit and make such copies and/or extracts of Licensee's books and records relating to Licensee's usage of the Licensed Data. FARES shall treat all such information reviewed during an audit as confidential and will not disclose same to any third party (excluding FARES' designee) without the written consent of Licensee.


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4.3 Taxes: In addition to the Fees, Licensee shall pay all applicable taxes
(excluding those based upon FARES' net income), fees and assessments now or hereafter imposed by any governmental authority with respect to the data licensed hereunder.

5. INTELLECTUAL PROPERTY; OWNERSHIP; CONFIDENTIALITY

5.1 Acknowledgment: Licensee acknowledges FARES' valuable rights in and to the compilations of the Licensed Data and the data those compilations contain, including FARES' copyrights and other proprietary rights therein.

5.2 Restriction on Copying, Disclosure, Commingling and Use: Without FARES' prior written consent, Licensee will not:

(a) disclose any portion of the Licensed Data in any manner other than as expressly authorized in this Agreement;

(b) provide or cause to be provided data including the Licensed data to a Processor unless such Processor enters into a certification in the form of Appendix C acknowledging that Processor will not use the Licensed data except for fulfilling its processing obligations to Licensee;

(c) use, merge, commingle or mix the Licensed Data or any portion thereof with other data from any other source without FARES' prior written consent;

(d) make any copies of the Licensed Data in any form except for two (2) authorized back-up copies;

(e) transfer the Licensed Data to any other party except as expressly permitted herein; or

(f) decompile, disassemble or reverse engineer, or cause or allow any third party to decompile, disassemble or reverse engineer any of the Licensed Data or the software code or any computer software program allowing for the retrieval and/or access of such Data.

5.3 Contractual Restrictions on End Users: If Appendix A, Part B indicates that the Permitted Applications include providing the data to end-users. Licensee by contract will impose the following restrictions on each end-user to which Licensee provides Licensed Data:

     (i) Such party shall use the Licensed Data only for the purposes described for end-users in Appendix A, Part B and shall not use the Licensed Data, or any portion thereof, to build or enhance any data base in any form for resale or redistribution; and

     (ii) Such party shall not provide the Licensed Data, or any portion thereof, or derivative products or services produced from the Licensed Data, in any form to any other person without the prior written approval of FARES.

     (iii) Such party shall not publish, broadcast or otherwise make public the owner's name, address, property value, location or characteristics of any individual property owner, nor permit any other party to make such disclosure without the express written consent of said property owner and FARES.






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This Section 5.3 is not intended to authorize the Licensee to provide the
Licensed Data to end-users unless Appendix A, Part B so provides.

5.4 Contractual Restrictions on Sublicensees: If Appendix A, Part B-4 indicates that the Permitted Applications include the right to sublicense the Licensed Data, any such sublicense shall contain restrictions on such sublicensee's use of the Licensed Data comparable to the restrictions imposed on Licensee by this
Article 5 and any additional restrictions set forth in Appendix A, Part B-4;
(ii) Licensee will require such sublicensee to include in any agreement for the sale of Licensed Data restrictions on third parties comparable to the restrictions set forth or described in Section 5.3; and (iii) such sublicensee shall have no right to further sublicense the Licensed Data. FARES may require as a condition to its approval that a sublicensee obtain a performance bond in favor of FARES to assure such subliconsee's compliance with the restrictions set forth herein. This Section 5.4 is not intended to authorize the Licensee to sublicense the Licensed Data unless Appendix A, Part B-4 so provides.

5.5 Trademarks, Copyrights Etc.: Neither party will use, or permit their respective employees, agents and subcontractors to use, the trademarks, service marks, copyrighted material, logos, names, or any other proprietary designations of the other party, or the other party's affiliates, whether registered or unregistered, without such other party's prior written consent. Notwithstanding the preceding, Licensee shall be responsible at all times for the entire supervision, management and control of the Licensed Data incorporated into Licensee's own computer system(s) and under Licensee's control, including without limitation all responsibility for design and maintenance of proper machine configuration, audit controls, operating methods, back-up plans, security, insurance, maintenance and all other activities necessary for effective utilization of the system as well as protection of proprietary FARES interest in the Licensed Data. Any possession or use of the Licensed Data not expressly authorized under this Agreement is strictly prohibited, nor may any use not expressly authorized under this Agreement be waived by FARES except in a written authorization, Licensee acknowledges that neither this Agreement nor the conduct of the parties subsequent to the execution thereof shall be construed to create a grant, implied or otherwise, of collateral rights In this Agreement, nor can such be granted except by express written grant of FARES.

5.6 Return of Database: Upon termination of this Agreement, Licensee shall return or cause to be returned to FARES, or pursuant to FARES' instructions destroy, all copies of the Licensed Data in its possession (or provided by it to any other party), together with all excerpts of or extracts from said Licensed Data along with all reference material, and supporting documentation furnished to Licensee by FARES. At the time of such return or destruction. Licensee shall deliver to FARES a certificate executed by an officer of Licensee attesting to the fact that all such copies of, excerpts of and extracts from the Licensed Data have been returned to FARES or destroyed as provided for hereunder.

5.7 Further Acknowledgement: The mere act of running a diagnostic, while not expressly prohibited by FARES, shall in no way be construed to be a grant of further license by FARES to Licensee in the Licensed Data or FARES software beyond that expressed in this license.

5.8 Property; The software products and Licensed Data information and dial-up access provided by FARES are owned and copyrighted by FARES. No ownership rights beyond the License granted herein are conferred to any FARES product or information, and, except for the License provided, FARES reserves all rights in and to the Licensed Data and related software, including but not limited to the exclusive rights under copyright and the right to grant further licenses. The Licensed Data is for the sole use within Licensee's own organization, Licensee shall not lend or transfer or copy the Licensed data, for any purpose, (except as detailed in 5.2(d), above), without prior written consent from FARES. Title

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
to all copies OF the Licensed Data and any software related thereto, including back-up copies, shall remain exclusively with FARES, and no rights whatsoever In such title may be further waived or granted by any employee or agent of FARES, including, but not limited to, those rights granted by the 1976 Copyright Act, as amended (17 U.S.C.ss.101,et seq.). Licensee further assumes all liability and is financially responsible for any unauthorized use of the Licensed Data and any software related thereto.

6. WARRANTIES AND INDEMNIFICATION

6.1 FARES WARRANTIES: FARES WARRANTS TO LICENSEE THAT FARES HAS THE RIGHT TO LICENSE TO LICENSEE THE INFORMATION IN THE LICENSED DATA. FARES DOES NOT GUARANTEE THE ACCURACY OR RELIABILITY OF SUCH INFORMATION. SUCH WARRANTY IS THE ONLY WARRANTY FARES HAS GIVEN LICENSEE WITH RESPECT TO THE LICENSED DATA, AND SUCH WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, FOR EXAMPLE, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.2 LIMITATION OF LIABILITY: NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, UNDER NO CIRCUMSTANCES WILL FARES HAVE ANY OBLIGATION OIL LIABILITY TO LICENSEE FOR ANY CLAIM, INJURY, OR DAMAGE RELATING TO, ARISING OUT OF, OR RESULTING FROM THE INACCURACY OF THE INFORMATION USED TO COMPILE THE LICENSED DATA. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, UNDER NO CIRCUMSTANCES WILL EITHER PARTY HAVE ANY OBLIGATION OR LIABILITY TO THE OTHER HEREUNDER FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES INCURRED BY THE OTHER PARTY, REGARDLESS OF HOW SUCH DAMAGES ARISE AND OF WHETHER OR NOT A PARTY WAS ADVISED SUCH DAMAGES MIGHT ARISE.

6.3 Other Parties; Indemnification by Licensee: Licensee will include provisions consistent with those set forth in Sections 6.1 and 6.2 in any agreement pursuant to which Licensee provides the Licensed Data to any other party. Licensee will indemnify, defend and hold harmless FARES. its employees, agents and representatives from and against any losses, claims, suits, costs anchor expenses, including attorney fees, arising out of any claim by any third party arising out of Licensee's use of, providing of, or sublicensing of, the Licensed Data.

6.4 Limitation Of Remedy. FARES TOTAL LIABILITY AND LICENSEE'S EXCLUSIVE REMEDY UNDER OR RELATED TO THIS AGREEMENT SHALL BE LIMITED TO GENERAL MONEY DAMAGES NOT EXCEEDING ANY AMOUNTS RAID BY LICENSEE UNDER THE CURRENT TERM OF THE AGREEMENT. ADDITIONALLY, ANY ACTION ARISING UNDER THIS AGREEMENT OR BECAUSE OF ITS BREACH MUST BE COMMENCED WITHIN ONE (1) YEAR AFTER THE CAUSE OF ACTION ACCRUES. HOWEVER, BECAUSE OF THE UNIQUE AND PROPRIETARY NATURE OF THE LICENSED DATA, FARES SHALL BE ENTITLED TO MONETARY AS WELL AS EQUITABLE RELIEF, INCLUDING WITHOUT LIMITATION INJUNCTIVE RELIEF, IN THE EVENT OF DEFAULT OIL BREACH BY LICENSEE.

6.5 Indemnification: LICENSEE AGREES TO INDEMNIFY AND HOLD FARES HARMLESS FROM AND AGAINST ALL CLAIMS OF THIRD PARTIES ARISING OUT OF OR RELATED TO THE USE OF THE LICENSED DATA BY ANY THIRD PARTY, INCLUDING THE END-USER.











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7. AMENDMENTS, TERMINATION, AND WAIVER

7.1 Amendments: This Agreement may be amended at any time, but only by written instrument signed by both parties which refers specifically to this Agreement.

7.2 Mutual Termination: This Agreement may be terminated by mutual agreement at any time, but only by A written instrument signed by both parties specifying the date and time as of which the Term ends.

7.3 Unilateral Termination: This Agreement may be terminated unilaterally by either party, but only if and when (a) the other party has breached a material obligation under this Agreement, (b) the party desiring to terminate has delivered to the breaching party a written demand that the breaching party cure the breach, (c) the breaching party has failed to cure such breach within five
(5) days (in the case of the nonpayment of fees or royalties) or sixty (60) days (in the case of any other breach) after receipt of the demand, and (d) the party desiring to terminate delivers to the breaching party written notice of termination. Licensee shall be deemed to have breached a material obligation hereunder if it (a) fails to perform its obligations hereunder in accordance with the terms hereof, or breaches any of the covenants, warranties or representations hereunder, (b) fails to provide FARES any required statement of account or make any payment hereunder as and when such statement is to be provided or such payment is to be made, or (c) becomes insolvent, makes an assignment for the benefit of creditors, suspends its business operations, files a voluntary petition of bankruptcy under federal or state bankruptcy statutes or has filed against it an involuntary petition in bankruptcy which is not dismissed or withdrawn within thirty (30) days of the filing thereof.

7.4 Discontinuation: Notwithstanding anything herein to the contrary, FARES may discontinue providing Licensed Data for any geographic location which prohibits FARES' providing of such data in accordance with this Agreement, or for any geographic location as to which FARES has discontinued the collection of data for its own business.

8. MISCELLANEOUS

8.1 Advertising: Licensee will not disclose FARES as a data source to any third party, except as may be authorized in writing by FARES or required by federal, state or local government regulations. Where such disclosure is to be made without advance authorization, Licensee will transmit notice of intent to disclose information to FARES five (5) days prior to the release of any information by Licensee.

8.2 Waivers. Either party may at any time waive compliance by the other with any covenants or conditions contained in this Agreement, but only by written instrument executed by the party waiving such compliance. No such waiver, however, shall be deemed to constitute the waiver of any such covenant or condition in any other circumstance or the waiver of any other covenant or condition.

8.3 Status: The parties will perform all services hereunder AS independent contractors. Nothing contained In this Agreement shall be deemed to create any association, partnership, joint venture, or relationship of principal and agent or master and servant between the parties.

8.4 Excusable Delays: No party shall be liable for any delay or failure in its performance of any of the acts required by this Agreement when such delay or failure arises for reasons beyond the reasonable control of such party. The time for performance of any act delayed by such causes shall be postponed for a period equal to the delay. Provided, however, that the party so affected shall give prompt notice to the other party of such delay. The party so affected, however, shall use its best efforts to avoid or remove such causes of nonperformance and to complete performance of the act delayed, whenever such causes are removed.
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8.5 Governing Law: This Agreement will be governed by and construed in accordance with the internal substantive laws of the State of California, except where the substantive laws of another jurisdiction mandatorily apply.

8.6 Severability: If any provision of this Agreement shall finally be determined to be unlawful. then such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.

8.7 Assignment: This Agreement shall be binding upon and inure to the benefit of the successors of each of the parties hereto, but shall not be assignable by either party without the prior written consent of the other.

8.8 No Third Parties: Neither this Agreement nor any provisions set forth herein is Intended to, or shall, create any rights in or confer any benefits upon any person other than the parties hereto.

8.9 Incorporation by Reference: The Appendices to this Agreement constitute integral parts of this Agreement and are hereby incorporated into this Agreement by this reference.

8.10 Notices: All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three (3) days after mailing registered or certified mail, return receipt requested, with postage prepaid (i) if to FARES, then to: FARES, 5601 E. La Palma Avenue, Anaheim, California 92807, Attention: General Manager, with a copy to the person indicated below FARES' signature; or (ii) if to Licensee, to the address specified below Licensee's signature, provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then to the last address so designated.

8.11 Confidentiality: Each party agrees that it will not disclose any "Confidential Information" of the other party. "Confidential Information" means any information which the other party marks "Confidential" or if not disclosed in writing, identifies as confidential at the time of disclosure and confirms thereafter in writing within 30 days of such disclosure. Confidential Information does not include any information which was either in the public domain or already known to the recipient at the time of disclosure, independently developed by the recipient, disclosed to recipient by a third party without breach of an obligation of confidentiality or disclosed pursuant to a court order.

8.12 Counterparts: More than one counterpart of this Agreement may be executed by the parties hereto, and each fully executed counterpart shall be deemed an original without production of the others.

8.13 Other Agreements: Licensee certifies that its use of the Licensed Data will not violate any agreement to which Licensee is a party.

8.14 Complete Agreement: This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior letters of intent, agreements, covenants, arrangements, communications, representations, or warranties, whether oral or written, by any officer, employee. or representative of either party relating thereto.

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         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by its duty authorized representatives.

FIRST AMERICAN REAL ESTATE SOLUTIONS           WORLDWIDE INFORMATION, INC.
A division of First American Real Estate       a corporation within the state of
Solutions L.L.C (a California limited          Massachusetts
Liability Company)


By: /s/ George Livermore                       By: /s/ Jon Latorella
   --------------------------                     ----------------------------
   George Livermore                               Jon Latorella

Title: Division President                      Title: President & CEO
      -----------------------                         ------------------------

Date: 11/3/99                                  Date: 10/29/99
     ------------------------                       --------------------------

A copy of each notice to FARES
should be sent to:                             Address for Notice to Licensee:

President                                      President
-----------------------------                  -------------------------------

FARES                                          WORLDWIDE INFORMATION, INC.
-----------------------------                  -------------------------------

5601 E. La Palma Avenue                        100 Cummings Center, Suite 450C
-----------------------------                  -------------------------------

Anaheim, CA 92807                              Beverly, MA 01915
-----------------------------                  -------------------------------

                                               Telefax: (978) 524-8767
                                               -------------------------------

                                               Attention:
                                               -------------------------------
















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                                   APPENDIX A




      [CONFIDENTIAL TREATMENT REQUESTED BY LOCATEPLUS HOLDINGS CORPORATION]